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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 18, 2000
                        (Date of earliest event reported)


                            ATRIX LABORATORIES, INC.
                 ----------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                          0-18231                           84-1043826
          DELAWARE                  -------------------          -------------------------------
 (State or Other Jurisdiction      (Commission File No.)        (IRS Employer Identification No.)
      of Incorporation)


                2579 MIDPOINT DRIVE, FORT COLLINS, COLORADO 80525
          (Address of principal executive offices, including zip code)


                                 (970) 482-5868
               --------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 5.  Other Events.

         On July 18, 2000, Atrix Laboratories, Inc. (the "Company") completed definitive joint venture agreements with Elan International Services, Ltd. ("EIS"), a wholly owned subsidiary of Elan Corporation, PLC ("Elan"), to use proprietary drug delivery technologies to develop oncology and pain management products. Pursuant to the transaction, the Company and EIS entered into a Securities Purchase Agreement and a Company Registration Rights Agreement; Elan Pharma International Limited, a subsidiary of Elan ("EPIL"), EIS, the Company and the newly created joint venture ("Newco") entered into a Subscription, Joint Development and Operating Agreement; Newco, the Company and EIS entered into a Newco Registration Rights Agreement; EPIL and Newco entered into an EPIL License Agreement; and the Company and Newco entered into a Company License Agreement (collectively, the "Transaction Documents").

         Pursuant to the Transaction Documents, EIS purchased shares of our common stock and a new series of our preferred stock, or Series A Stock, for aggregate proceeds of $5.0 million and $12.0 million, respectively. The Series A Stock is entitled to 7% annual dividends payable in shares of Series A Stock, is convertible into our common stock and has a liquidation preference over our common stock. We invested all of the proceeds of the Series A Stock issuance into Newco, our joint venture with Elan, for an 80.1% interest in Newco. Elan has the option to exchange the Series A Stock for 30.1% of our interest in the joint venture, such that each of Elan and us would hold a 50% interest in Newco. We also issued Elan a five-year warrant to acquire one million shares of our common stock for $18 per share and a six-year promissory note pursuant to which, if certain conditions are met, we may borrow up to $8.0 million from Elan to provide our 80.1% share of the development funding to the joint venture. Any amounts drawn under the note will bear interest at 7% annually, can be converted into shares of our common stock at Elan's option, and can be repaid in cash or shares of our common stock at our option. If Elan exchanges the Series A Stock as described above, Elan would be required to pay us that portion of the Newco development funds provided by us that relates to the additional 30.1% of Newco which then would be held by Elan. Such a payment could be made in cash, or offset against the promissory note, at Elan's discretion.

         In addition, Newco has licenses to use certain Company and Elan drug delivery technologies for the purpose of specific product development. Newco used the proceeds from its stock sales to the Company and EIS to pay a license fee to Elan in connection with the license of such Elan drug delivery technologies.

         The Securities Purchase Agreement is attached hereto as Exhibit 99.1, the Company Registration Rights Agreement is attached hereto as Exhibit 99.2, the Newco Registration Rights Agreement is attached hereto as Exhibit 99.3, Warrant is attached hereto as Exhibit 99.4, the Subscription, Joint Development and Operating Agreement is attached hereto as Exhibit 99.5, the Convertible Promissory Note is attached hereto as Exhibit 99.6, the Company License Agreement is attached hereto as Exhibit 99.7 and the Elan License Agreement is attached hereto as Exhibit 99.8. The Certificate of


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Designation of Preferences and Rights of Series A Convertible Exchangeable
Preferred Stock is attached hereto as Exhibit 99.9.

Item 7.  Exhibits.

         99.1* Securities Purchase Agreement, dated as of July 18, 2000, between the Company and EIS.

         99.2 Company Registration Rights Agreement, dated as of July 18, 2000, by and between the Company and EIS.

         99.3 Newco Registration Rights Agreement, dated as of July 18, 2000, by and among Newco, the Company and EIS.

         99.4 Warrant, dated as of July 18, 2000, issued by the Company to EIS.

         99.5* Subscription, Joint Development and Operating Agreement, dated as of July 18, 2000, among EPIL, EIS, the Company and Newco.

         99.6 Convertible Promissory Note, dated as of July 18, 2000, issued by the Company to EIS.

         99.7* Company License Agreement, dated as of July 18, 2000, among the Company, Newco and Elan.

         99.8* EPIL License Agreement, dated as of July 18, 2000, among Elan, EPIL, Newco and the Company.

         99.9 Certificate of Designation of Preferences and Rights of Series A Convertible Exchangeable Preferred Stock filed with the State of Delaware on July 18, 2000.

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* Portions of this exhibit have been omitted and filed separately with the
  Securities and Exchange Commission pursuant to a confidential treatment request.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ATRIX LABORATORIES, INC.


                                                  By: /s/ BRIAN G. RICHMOND
                                                     -----------------------
                                                     Brian G. Richmond
                                                     Vice President, Finance
                                                     and Assistant Secretary
     Date:  August 4, 2000


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                                  EXHIBIT INDEX

       Exhibit    Description
       -------    -----------

         99.1* Securities Purchase Agreement, dated as of July 18, 2000, between the Company and EIS.

         99.2     Company Registration Rights Agreement, dated as of July 18,
                  2000, by and between the Company and EIS.

         99.3     Newco Registration Rights Agreement, dated as of July 18,
                  2000, by and among Newco, the Company and EIS.

         99.4 Warrant, dated as of July 18, 2000, issued by the Company to EIS.

         99.5* Subscription, Joint Development and Operating Agreement, dated as of July 18, 2000, among EPIL, EIS, the Company and Newco.

         99.6 Convertible Promissory Note, dated as of July 18, 2000, issued by the Company to EIS.

         99.7* Company License Agreement, dated as of July 18, 2000, among the Company, Newco and Elan.

         99.8* EPIL license agreement, dated as of July 18, 2000, among Elan, EPIL, Newco and the Company.

         99.9     Certificate of Designation of Preferences and Rights of Series
                  A Convertible Exchangeable Preferred Stock filed with the
                  State of Delaware on July 18, 2000.

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* Portions of this exhibit have been omitted and filed separately with the
  Securities and Exchange Commission pursuant to a confidential treatment request.

THE SYMBOL "[**]" IS USED TO INDICATE WHERE A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.